Exhibit 10.72
COMMITMENT INCREASE AGREEMENT
(Credit Agreement)

THIS COMMITMENT INCREASE AGREEMENT (this “Commitment Increase Agreement”), dated as of December 11, 2015, is among ACE Limited, a Swiss company (the “Parent”), ACE Bermuda Insurance Ltd., a Bermuda company (“ACE Bermuda”), ACE Tempest Life Reinsurance Ltd., a Bermuda company (“Tempest Life”), ACE Tempest Reinsurance Ltd., a Bermuda company (“Tempest”), and ACE INA Holdings Inc., a Delaware corporation (“ACE INA” and together with the Parent, ACE Bermuda, Tempest Life and Tempest, the “Borrowers” and each individually a “Borrower”), the Banks party hereto (the “Increasing Banks” and each individually an “Increasing Bank”), Wells Fargo Bank, National Association, as Administrative Agent, and the Issuing Banks party hereto.

WHEREAS, the Parent, the Borrowers, various financial institutions and the Administrative Agent are party to that certain Credit Agreement dated as of November 6, 2012 (the “Credit Agreement”). Capitalized terms used but not defined herein have the respective meanings set forth in the Credit Agreement.

WHEREAS, the Parent has requested an increase in the aggregate Commitments on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1.Increase in Commitments. Upon the occurrence of the Commitment Increase Date (as defined below): (a) each Increasing Bank agrees to increase its Commitment as specified in the second column (titled “Amount of Commitment Increase”) opposite its name on Schedule A hereto (collectively, the “Commitment Increase”); (b) after giving effect to the increases in Commitments contemplated by the foregoing clause (a), each Bank’s Commitment shall be the amount specified in the third column (titled “Amount of Commitment after Increase”) opposite its name on Schedule A hereto; (c) the aggregate Commitments under the Credit Agreement shall increase by the aggregate amount of the Commitment Increases of all Increasing Banks; and (d) the Administrative Agent and the Issuing Banks hereby consent to each Increasing Bank providing its Commitment Increase. For avoidance of doubt, the parties agree that the Commitment Increase shall constitute an increase in the aggregate Commitment consummated in accordance with and pursuant to Section 2.19 of the Credit Agreement.
SECTION 2.Representations and Warranties. The Parent represents and warrants as follows:
1.Authorization. The execution, delivery and performance by each Borrower of this Commitment Increase Agreement are within its corporate powers, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any governmental authority or other Person and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the memorandum of association, articles of association or by-laws (or any comparable document) of any Borrower or of any material agreement, judgment, injunction, order, decree or other instrument binding upon any Borrower or any of its Subsidiaries or result in the creation or imposition of any Lien on any asset of any Borrower or any of its Subsidiaries.
2.Enforceability. This Commitment Increase Agreement constitutes a legal, valid and binding obligation of the Borrowers enforceable against the Borrowers in accordance with its terms, subject to bankruptcy, insolvency or other laws of general application affecting the enforcement of creditors’ rights, the application of equitable principles and the non-availability of the equitable remedies of specific performance or injunctive relief.
3.Representations and Warranties; No Default. All representations and warranties of the Borrowers contained in the Credit Agreement and the other Loan Documents qualified as to materiality are true and correct and those not so qualified are true and correct in all material respects, in each case both immediately before and after giving effect to the Commitment Increase (except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty is true and correct (if qualified as to materiality) or true and correct in all material respects (if not so qualified), in each case as of such date), and no Default has occurred and is continuing, both immediately before and after giving effect to the Commitment Increase.
SECTION 3. Conditions Precedent. This Commitment Increase Agreement shall become effective on the date when each of the following conditions is satisfied (such date, the “Commitment Increase Date”):
1.Counterparts. The Administrative Agent shall have received from each Borrower and each Increasing Bank a counterpart of this Commitment Increase Agreement signed on behalf of such party.
2.Officer’s Certificate. The Administrative Agent shall have received a certificate of a Responsible Officer, certifying that, as of the Commitment Increase Date, (a) the representations and warranties in Section 2 of this Commitment Increase Agreement are true and correct and (b) the resolutions of each Borrower delivered in connection with the closing of the Credit Agreement remain in full force and effect and are sufficient to authorize the increase in the Commitments contemplated by this Commitment Increase Agreement.
SECTION 4.Miscellaneous.
1.Confirmation; Ratification and Affirmation. The provisions of the Credit Agreement shall remain in full force and effect following the effectiveness of this Commitment Increase Agreement. Each Borrower hereby (a) acknowledges the terms of this Commitment Increase Agreement and (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect. This Commitment Increase Agreement is a Loan Document.
2.Expenses. The Parent agrees to pay, promptly upon receipt of a reasonably detailed invoice therefor, all reasonable and documented fees and expenses of counsel to the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Commitment Increase Agreement.
3.Successors and Assigns. This Commitment Increase Agreement shall be binding upon, inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto.
4.Construction. Headings used herein are for convenience of reference only and shall not affect the meaning of this Commitment Increase Agreement.
5.Incorporation of Certain Provisions. Sections 1.02, 10.03, 10.10, 10.11, 10.12 and 10.13 of the Credit Agreement shall apply hereto as if fully set forth herein, mutatis mutandis (it being understood that references therein to “this Agreement” or “the Loan Documents” are or include references to this Commitment Increase Agreement).
6.Counterparts. This Commitment Increase Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same agreement. Delivery to the Administrative Agent of a signed counterpart hereof, or signature page hereto, by facsimile or e-mail (in a .pdf or similar file) shall be effective as delivery of an original signed counterpart hereof or thereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Commitment Increase Agreement to be executed by their duly authorized officers as of the date first above written.

ACE LIMITED

Authorized Officer

Authorized Officer

ACE BERMUDA INSURANCE LTD.
The Common Seal of ACE Bermuda Insurance Ltd. was hereunto affixed in the presence of:

Authorized Officer

Authorized Officer

ACE TEMPEST LIFE REINSURANCE LTD.
The Common Seal of ACE Tempest Life Reinsurance Ltd. was hereunto affixed in the presence of:

Authorized Officer

Authorized Officer

(signatures continued)

Signature Page to Commitment Increase Agreement
ACE / Wells Fargo

ACE TEMPEST REINSURANCE LTD.
The Common Seal of ACE Tempest Reinsurance Ltd. was hereunto affixed in the presence of:

Authorized Officer

Authorized Officer

ACE INA HOLDINGS INC.

Authorized Officer

Authorized Officer

(signatures continued)

Signature Page to Commitment Increase Agreement
ACE / Wells Fargo

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, as an Issuing Bank, and as an Increasing Bank

By:    ________________________________
Name:    ________________________________
Title:    ________________________________

Signature Page to Commitment Increase Agreement
ACE / Wells Fargo

Citibank N.A., as an Issuing Bank and as an Increasing Bank

By:
Name:
Title:

JMORGAN CHASE BANK, N.A., as an Increasing Bank

By:
Name:
Title:

BARCLAYS BANK PLC, as an Increasing Bank

By:
Name:
Title:

HSBC BANK USA, National Association,
as an Increasing Bank

By:
Name:
Title:

LLOYDS BANK plc, as an Increasing Bank

By:
Name:
Title:

By:
Name:
Title:

Signature Page to Commitment Increase Agreement
ACE / Wells Fargo

The Bank of Tokyo-Mitsubishi, UFJ, Ltd. as an Increasing Bank

By:
Name:
Title:

BANK OF AMERICA, N.A., as an Increasing Bank

By:
Name:
Title:

Australia and New Zealand Banking Group
Limited, as an Increasing Bank

By:
Name:
Title:

ING BANK N.V., London Branch, as an Increasing Bank

By:
Name:
Title:

By:
Name:
Title:

Signature Page to Commitment Increase Agreement
ACE / Wells Fargo

State Street Bank and Trust Company, as an
Increasing Bank

By:
Name:
Title:

The Royal Bank of Scotland, plc, as an Increasing Bank

By:
Name:
Title:

GOLDMAN SACHS BANK USA, as an Increasing Bank

By:
Name:
Title:

MORGAN STANLEY BANK, N.A.,
as an Increasing Bank

By:
Name:
Title:

Royal Bank of Canada, as an Increasing Bank

By:
Name:
Title:

Signature Page to Commitment Increase Agreement
ACE / Wells Fargo

Standard Chartered Bank,
as an Increasing Bank

By:
Name:
Title:

THE BANK OF NEW YORK MELLON, as an Increasing Bank

By:
Name:
Title:

Signature Page to Commitment Increase Agreement
ACE / Wells Fargo

SCHEDULE A

COMMITMENTS

Bank	Amount of Existing Commitment	Amount of Commitment Increase	Amount of Commitment after Increase
Wells Fargo Bank, National Association	$100,000,000	$50,000,000	$150,000,000
Citibank, N.A.	$100,000,000	$50,000,000	$150,000,000
JPMorgan Chase Bank, N.A.	$100,000,000	$50,000,000	$150,000,000
Barclays Bank PLC	$75,000,000	$37,500,000	$112,500,000
HSBC Bank USA, National Association	$75,000,000	$37,500,000	$112,500,000
Lloyds Bank plc	$75,000,000	$37,500,000	$112,500,000
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$75,000,000	$37,500,000	$112,500,000
Bank of America, N.A.	$75,000,000	$37,500,000	$112,500,000
Australia and New Zealand Banking Group Limited	$50,000,000	$25,000,000	$75,000,000
ING Bank N.V., London Branch	$50,000,000	$25,000,000	$75,000,000
State Street Bank and Trust Company	$50,000,000	$25,000,000	$75,000,000
The Royal Bank of Scotland plc	$50,000,000	$25,000,000	$75,000,000
Goldman Sachs Bank USA	$25,000,000	$12,500,000	$37,500,000
Morgan Stanley Bank, N.A.	$25,000,000	$12,500,000	$37,500,000
Royal Bank of Canada	$25,000,000	$12,500,000	$37,500,000
Standard Chartered Bank	$25,000,000	$12,500,000	$37,500,000
The Bank of New York Mellon	$25,000,000	$12,500,000	$37,500,000
TOTAL	$1,000,000,000	$500,000,000	$1,500,000,000